Exhibit 99.1

Monthly Operating Report for the period June 1, 2009 — June 30, 2009
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Reporting Period: June 01, 2009 — June 30, 2009
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.
Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	exhibit 1, 1a &2
Schedule of Professional Fees Paid	MOR-1b
Copies of bank statements		X
Cash disbursements journals		exhibit 3
Statement of Operations	MOR-2	exhibit 4
Balance Sheet	MOR-3	exhibit 5
Status of Postpetition Taxes	MOR-4	exhibit 6
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4
Listing of aged accounts payable	MOR-4	exhibit 7
Accounts Receivable Reconciliation and Aging	MOR-5	N/A
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Gail S. Page	July 21, 2009
Signature of Authorized Individual*	Date

Gail S. Page	Executive Chairman
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
MOR
(04/07)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: June 01, 2009 — June 30, 2009
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH — ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS			CURRENT MONTH			CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	371,381.71	0			371,381.71

RECEIPTS
CASH SALES					0.00
ACCOUNTS RECEIVABLE					0.00
LOANS AND ADVANCES					0.00
SALE OF ASSETS					0.00
OTHER (ATTACH LIST)					0.00
Wire from UK liquidator					423.54
					0.00
					0.00
					0.00
					0.00
TRANSFERS (FROM DIP ACCTS)					0.00

TOTAL RECEIPTS					423.54

DISBURSEMENTS
NET PAYROLL					15,748.18
PAYROLL TAXES					9,831.53
SALES, USE, & OTHER TAXES					0.00
INVENTORY PURCHASES					0.00
SECURED/RENTAL/LEASES					18,771.62
INSURANCE					0.00
ADMINISTRATIVE					134,976.61
SELLING
OTHER (ATTACH LIST)
Bank charge					69.43
ADP payroll processing fee					707.45
401K Contribution					12,458.69
OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS					192,563.51

NET CASH FLOW					-192,139.97
(RECEIPTS LESS DISBURSEMENTS)

CASH — END OF MONTH					179,241.74

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	192,563.51
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$0.00
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$192,563.51
FORM MOR-1
(04/07)

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: June 01, 2009 — June 30, 2009
BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
	#3300661—8		#3300661—2		#		#
BALANCE PER BOOKS	See exhibit 1&1a		See exhibit 2
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER
FORM MOR-1a
(04/07)

MOR 1 — Exhibit 1
VERMILLION INC.
Silicon Valley Bank -Checking Account 3300661008
As of June 30, 2009

Closing Ledger Per Statement	209,132.13	1
Sweep In Transit Per Statement	0.00	2

Checks outstanding	(30,182.94)
Checks held	0.00
Deposit in transit	0.00

	178,949.19

Balance per general ledger: Account 1010	178,949.19

Variance

Vermillion Inc.
Outstanding Checks as of 6/30/09

CHK NO.	CHK DATE	VENDOR NO.	VENDOR NAME	CHK AMT	CLR
2040	6/4/2009	00PALLI00	PALLIS, KATHERINE C.	441.9	N
2056	6/18/2009	00PAGEA00	PAGE, GAIL	7,818.50	N
2070	6/30/2009	00CARRU01	CARRUTHERS, SUSAN D	2,066.65	N
2071	6/30/2009	00FACIL01	FACILITIES MAINTENANCE SVCS	165	N
2072	6/30/2009	00PAGEA00	PAGE, GAIL	7,317.87	N
2073	6/30/2009	00PALLI00	PALLIS, KATHERINE C.	990	N
2074	6/30/2009	00PROLO00	PROLOGIS LIMITED PARTNERSHIP-	9,440.56	N
2075	6/30/2009	00STERI00	STERICYCLE INC.	524.66	N
2076	6/30/2009	00UPS00	UNITED PARCEL SERVICE	131.55	N
2077	6/30/2009	00ZHOUT01	ZHOU, QUN	1,286.25	N

				30,182.94

MOR 1 — Exhibit 2
VERMILLION, INC
Silicon Valley Bank Payroll Account 3300661012 — GL Account #1016
As Of June 30, 2009

Balance per bank statement:	292.55

Less outstanding checks:
ck # Check Date Name

292.55

Balance per general ledger: Account 1016	292.55

Variance	—

In re: Vermillion, Inc.	Case No.09-11091 (CSS)
Debtor	Reporting Period: June 01, 2009 — June 30, 2009
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

				Check		Amount Paid		Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
BMC Group, Inc.	Retainer fee	10,000.00		301471	04/09/09	10,000.00
FORM MOR-1B
(04/07)

Vermillion, Inc.	MOR-1b
The portion of the Monthly Operating Report containing copies of bank statements, as filed with the U.S. Bankruptcy Court of Delaware, is available through the Federal Court filing system PACER at http://pacer.psc.uscourts.gov/ in the Company’s document section.

Vermillion, Inc.	MOR-1b
Exhibit 3
Exhibit 3 to the Monthly Operating Report containing a check history report, as filed with the U.S. Bankruptcy Court of Delaware, is available through the Federal Court filing system PACER at http://pacer.psc.uscourts.gov/ in the Company’s document section.

In re: Vermillion, Inc. Debtor	Case No. 09-11091 (CSS) Reporting Period: June 01, 2009 — June 30, 2009
STATEMENT OF OPERATIONS
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$0.00	$
Less: Returns and Allowances
Net Revenue	$0.00	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit	$0.00
OPERATING EXPENSES	See Exhibit 4
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES	See Exhibit 4
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS	See Exhibit 4
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	(418,753.58)	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-2
(04/07)

In re: Vermillion, Inc. Debtor	Case No. 09-11091 (CSS) Reporting Period: June 1, 2009 — June 30, 2009
STATEMENT OF OPERATIONS — continuation sheet

Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Month	Filing to Date

Other Costs

Other Operational Expenses

Other Income

Other Expenses

Other Reorganization Expenses

Reorganization Items — Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
FORM MOR-2 CONTD
(04/07)

VERMILLION INC. MOR 2 — INCOME STATEMENT — JUNE 2009	Case No. 09-11091 (CSS) MOR 2 — Exhibit 4

GL ACCT	DESCRIPTION	AMT

REVENUE		0.00

COST OF REVENUE		0.00

OPERATING EXPENSES

8030	TOXIC WASTE DISPOSAL	524.66
8110	SALARIES	24302.78
8210	PAYROLL TAXES: F&A	1666.6
8212	PAID TIME OFF	-1597.56
8220	WORKERS’ COMP INS.: F&A	174.25
8240	HEALTH INSURANCE: F&A	4681
8310	CONSULTING FEES	31483.36
8311	OTHER OUTSIDE SERVICES	6631.76
8320	LEGAL FEES — GENERAL	44604.19
8321	LEGAL FEES — INTELLECTUAL PROP	11245.5
8325	LEGAL FEES — LAWSUIT: LGL-UNSP	5000
8330	ACCOUNTING FEES: F&A	707.45
8360	COLLABORATION COSTS	54540.56
8375	ROYALTY/LICENSE FEES: LGL-UNSP	5916.56
8383	BOARD FEES	1666.67
8452	DEPRECIATION: FAC-UNSP	29289.98
8465	AUTO AND TRUCK LEASES: G&A-UNS	3409.29
8716	INSURANCE — D&O	8916.67
8731	SOFTWARE LICENSES & MAINT.	704.5
8740	CELL PHONES AND PAGERS	768.87
8742	ISDN/WEB ACCESS CHARGES: IT-UN	1313.34
8750	BANK CHARGES AND FEES: F&A	69.43
8765	FEES, PERMITS: F&A	2925
8775	POSTAGE AND SHIPPING	662.78
8810	OFFICE RENT	9279.1
8812	STORAGE	255
8813	PROPERTY TAXES	2545.25
8815	BUSINESS INSURANCE	5631.58
8820	UTILITIES	4715.18
8825	OFFICE MAINTENANCE AND REPAIRS	165
8830	OFFICE TELEPHONE AND FAX	1262.14
	TOTAL OPERATING EXPENSES	(263,460.89)

OTHER INCOME AND EXPENSES
9110	INTEREST INCOME-MONEY MARKET	-2143.49
9215	AMORTIZATION OF DEBT DISCOUNT	14945.34
9230	INTEREST EXPENSE — CONVERTS	105625
9250	INTEREST EXPENSE-OTHER	30821.92
9314	OFFERING COSTS AMORTIZATION	4125.17
9360	FRANCHISE TAXES	1918.75
	TOTAL OTHER INCOME AND EXPENSES	155,292.69

NET PROFIT (LOSS)		(418,753.58)

In re: Vermillion, Inc. Debtor	Case No. 09-11091 (CSS) Reporting Period: June 1, 2009 — June 30, 2009
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	See exhibit 5
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$9,683,968.16	$

	BOOK VALUE AT END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS’ EQUITY	$9,683,968.17	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-3
(04/07)

In re: Vermillion, Inc. Debtor	Case No. 09-11091 (CSS) Reporting Period: June 1, 2009 — June 30, 2009
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
Other Current Assets

Other Assets

BOOK VALUE AT END OF
	CURRENT REPORTING	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	MONTH	PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

Restricted Cash is cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.
FORM MOR-3 CONTD
(04/07)

Vermillion Inc. Consolidating Balance Sheet For the Six Months Ending June 30, 2009	Case No. 09-11091 (CSS) MOR 3 — Exhibit 5

VERMILLION
Assets:
Cash and cash equivalents	$190,830.80
Employee receivables
Prepaids and other	628,118.62
Intercompany — IllumeSys	222,159.97
Intercompany — CTI	10,318.48
Intercompany — Denmark	354,966.56
Intercompany — Germany	(370,347.39)
Intercompany — UK	20,465.35
Intercompany — France	(128,360.30)
Intercompany — Ciphergen Int’l	2,507,898.82
Intercompany — Japan	1,261,994.85
Intercompany — Italy	10,504.77
Intercompany — China	(527,039.97)
Fixed assets	2,962,643.96
Accumulated depreciation	(2,537,018.90)
Investment in IllumeSys	1,699,988.35
Investment in UK	17,569.28
Investment in Denmark	65,413.35
Investment in China	618,339.92
Investment in Germany	266,480.00
Investment in Japan	(1,008,058.87)
Investment in Italy	9,112.44
Investment in France	9,314.25
Other long-term assets	3,398,673.82

Total assets	9,683,968.16

Liabilities:
Accounts payable	2,553,735.66
Accrued liabilities	1,370,837.13
Accrued payroll and related	117,107.10
Intercompany accounts
Deferred rent — current	2,436.48
Other current liabilities, net of discount	2,500,000.00
Convertible senior notes, net of discounts	16,468,614.72
Long-term debt to related party	9,999,999.84

Total liabilities	33,012,730.93

Stockholders’ equity:
Common stock	6,383.92
Additional paid in capital	225,430,142.83
Deferred stock-based compensation	3,152,300.93
Accum. comprehensive income Retained earnings — prior	(248,699,448.32)
Retained earnings — current	(3,218,142.12)

Total stockholders’ equity	(23,328,762.76)

Total liabilities and equity	9,683,968.17
07/17/09

In re: Vermillion, Inc.	Case No. 09-11091 (CSS)
Debtor	Reporting Period: June 01, 2009 — June 30, 2009
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
Federal	Liability	Accrued	Paid	Paid	or EFT	Liability
Withholding			4,509.56
FICA-Employee			1,810.34
FICA-Employer			1,810.36
Unemployment
Income
Other:_________________
Total Federal Taxes			8,130.26
State and Local
Withholding			1,440.96
Sales
Excise
Unemployment
Real Property
Personal Property
Other: State disability insurance			260.31
Total State and Local			1,701.27
Total Taxes			9,831.53
SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.	See exhibit 7

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	8,267.71	13,146.35	79,185.41	7935.55		108,535.02
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:__________________________
Other:__________________________
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(04/07)

Vermillion, Inc.	MOR-4
Exhibit 6
Exhibit 6 to the Monthly Operating Report containing tax withholding statements, as filed with the U.S. Bankruptcy Court of Delaware, is available through the Federal Court filing system PACER at http://pacer.psc.uscourts.gov/ in the Company’s document section.

VERMILLION, INC	Case No. 09-11091 (CSS)
ACCOUNTS PAYABLE AGING REPORT	Exhibit 7
ALL OPEN INVOICE AGED BY INVOICE DATE

VENDOR/	______ DATES _______ L	INVOICE
INVOICE	NO. INVOICE DUE DSCNT D	BALANCE	CURRENT	30 DAYS		60 DAYS	90 DAYS	120 DAYS

ATT06	AT&T
6800118	001 06/19/09 06/19	499.65	499.65

BAKER01	BAKER & MCKENZIE LLP
2120060	8 04/30/09 04/30	829			829

BOWNE00	BOWNE OF LOS ANGELES, INC.
904252	10 04/15/09 04/15 N	2,166.00					2,166.00
I-09066	430 06/30/09 06/30 N	900	900
I090641	410 06/17/09 06/17 N	3,986.00	3,986.00

CINTA00	CINTAS CORPORATION #054
DG38044	465 04/08/09 05/08	109.95					109.95
DG38046	395 05/14/09 06/13	70			70

CTCOR00	CT CORPORATION
42909	04/29/09 05/29	12,900.00			12,900.00
2004381	405 05/31/09 06/30	270		270

FACIL01	FACILITIES MAINTENANCE SVCS
28336	05/15/09 06/14 N	329			329

FEDEX03	FEDEX ERS
8967704	90 04/06/09 04/21 N	316.13					316.13

FOLEY01	FOLEY & LARDNER
3102805	1 04/18/09 04/18 N	380.5			380.5
3104014	4 05/18/09 05/18 N	592.5		592.5

GLOBA06	GLOBAL CROSSING CONFERENCING
2214377	06/29/09 07/29 N	246.38	246.38

HYMAN00	HYMAN, PHELPS & MCNAMARA, P.C.
88192	06/19/09 06/19 N	840	840

IRONM00	IRON MOUNTAIN
AKZ2155	06/30/09 07/30 N	349.92	349.92

OHIOS00	THE OHIO STATE UNIVERSITY
1747A	05/18/09 06/17 N	3,500.00		3,500.00
1747B	05/18/09 06/17 N	875		875
1747C	05/18/09 06/17 N	2,625.00		2,625.00

PALLI00	PALLIS, KATHERINE C.
58	05/25/09 06/24 N	1,390.50		1,390.50

PRAXA00	PRAXAIR DISTRIBUTION, INC.
32874091	04/20/09 05/20	29.8			29.8

PRICE03	PRICEWATERHOUSECOOPERS LLP
1031334045	04/22/09 04/22	2,500.00			2,500.00

PRNEW00	PR NEWSWIRE
100724051	04/02/09 04/02	1,060.50					1,060.50

PROLO01	PROLOGIS LIMITED PARTNERSHIP
062609PR-B	06/26/09 06/26	1,278.70	1,278.70
62609	06/26/09 06/26 N	78.83	78.83

PURCH00	PURCHASE POWER
42109	04/21/09 05/06 N	25			25
1708975	586 03/31/09 04/15 N	206.99					206.99

QUINN00	QUINN EMANUEL URQUHART
1140987	04/13/09 04/13 N	4,075.98					4,075.98
1142178	05/15/09 05/15 N	5,559.97			5,559.97

SPECIAL	Speciality Laboratories
3669449	04/30/09 04/30 N	7,160.00			7,160.00

TOWNS00	TOWNSEND & TOWNSEND ET
722016	05/27/09 05/27 N	1,237.33		1,237.33
722107	05/27/09 05/27 N	1,110.10		1,110.10

UPS00	UNITED PARCEL SERVICE
FW90282	69 06/27/09 06/27 N	31.44	31.44
FW90282	79 07/04/09 07/04 N	56.79	56.79

WELLS00	WELLS FARGO SHAREOWNER SERVICE
51879	05/22/09 06/21 N	1,545.92		1,545.92

WOMBLE	Womble Carlyle Sandridge & Ric
1812262	05/13/09 05/13 N	49,402.14			49,402.14

	REPORT TOTAL	108,535.02	8,267.71	13,146.35	79,185.41		7,935.55

In re: Vermillion, Inc.
Debtor
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
N/A

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	0
+ Amounts billed during the period	0
- Amounts collected during the period	0
Total Accounts Receivable at the end of the reporting period	0

Accounts Receivable Aging	Amount
0 - 30 days old	0
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	0
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	0
DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below.

2.	Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation below.

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation	X
below.

4.	Are workers compensation, general liability and other necessary insurance	X
coverages in effect? If no, provide an explanation below.

5.	Has any bank account been opened during the reporting period? If yes, provide		X
documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local
Rule 4001-3.
FORM MOR-5
(04/07)